UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 29, 2026, the Company entered into the First Amendment to Amended and Restated License Agreement (the "Amendment"), amending the Amended and Restated License Agreement dated as of February 24, 2025 (as amended, the "SPY003 License Agreement"), by and between the Company and Paragon Therapeutics, Inc. ("Paragon"). Prior to the Amendment, the Company's Field was limited to inflammatory bowel disease. The Amendment, among other things, expands the definition of "Field" to encompass all therapeutic, prophylactic, palliative and diagnostic uses, subject to the restriction that the Company will not dose a human patient in a clinical trial of SPY003 for an indication outside of inflammatory bowel disease as part of a combination until June 1, 2028 or as a monotherapy until June 1, 2030 (the "Monotherapy Dosing Restriction"). In the event the Company or a licensee of Paragon's retained rights under the SPY003 License Agreement consummates a material transaction, including a change of control of the Company or such licensee, then any remaining restrictions outside of the initial definition of "Field" set forth in the Monotherapy Dosing Restriction shall remain in effect only until June 1, 2028 and thereafter terminate and be of no further force or effect.

The foregoing is a brief description of the terms and conditions of the Amendment and does not purport to be complete. The description is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

10.1	First Amendment to Amended and Restated IL-23 (SPY003) License Agreement, dated May 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	June 1, 2026	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer